UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

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☐  Preliminary Proxy Statement
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☑  Supplement to Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12
American Express Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN EXPRESS COMPANY 200 Vesey Street New York, New York 10285
SUPPLEMENT TO THE PROXY STATEMENT FOR THE 2009 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2009

The following information supplements and amends the proxy statement (the "Proxy Statement") of American Express Company (the "Company," "we," "us," or "our") furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or the "Board") for the 2009 Annual Meeting of Shareholders and for any adjournment or postponement thereof (the "Annual Meeting").  The Annual Meeting is scheduled to be held on Monday, April 27, 2009, at 10:00 a.m., Eastern Time, at the American Express Service Center, 7701 Airport Center Drive, Greensboro, North Carolina 27409.  This supplement to the Proxy Statement (this "Supplement") is being filed with the Securities and Exchange Commission (the "SEC") on April 15, 2009.  THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Only shareholders of record on the close of business on February 27, 2009 are entitled to receive notice of and to vote at the Annual Meeting.

Peter Lindner, a former employee of the Company, has filed a preliminary proxy statement with the SEC indicating his intention to solicit proxies from the Company's shareholders in an effort to gain a seat on the Company's Board of Directors.  Mr. Lindner's preliminary proxy statement also indicates an intention to solicit proxies in favor of his proposal relating to the Company's Code of Conduct for Employees (the "Lindner Proposal").

RECENT DEVELOPMENTS

Mr. Lindner's employment with the Company was terminated in 1998.  Since that time, he has pursued, through a variety of means, a number of personal grievances against the Company, including commencing a lawsuit against the Company.  In the past, Mr. Lindner has made statements to the Company about his desire to become a member of the Board of Directors.  Mr. Lindner states that he owns approximately 800 of the Company's common shares.

In the fall of 2008, the Company received communications from Mr. Lindner that indicated his desire to become a director.  At that time, Mr. Lindner also submitted the Lindner Proposal for inclusion in the Proxy Statement.  The Company believed that, under the federal proxy rules, the Lindner Proposal could properly be omitted from the Proxy Statement and, in accordance with the procedures of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the Company requested that the Staff of the SEC concur with the Company's view.  On December 30, 2008, Mr. Lindner again requested that he be selected as one of the Board's nominees for director.  The Nominating and Governance Committee considered Mr. Lindner's qualifications and determined not to select him as one of the Board's nominees.

On January 22, 2009, the Company received a "no action" letter from the Staff of the SEC concurring with the Company's view that the Lindner Proposal could properly be omitted from the Proxy Statement.  Mr. Lindner subsequently requested the Staff of the SEC to reconsider its position and, by letter dated April 8, 2009, the Staff advised Mr. Lindner that it found no basis to reconsider its position.

On March 17, 2009, the Company commenced mailing the Proxy Statement to its shareholders.

On March 30, 2009, Mr. Lindner filed a preliminary proxy statement with the SEC indicating his intention to solicit proxies in favor of his election to the Board and in favor of the Lindner Proposal.

On April 6, 2009, Mr. Lindner requested the United States District Court for the Southern District of New York to issue a temporary restraining order and preliminary injunction prohibiting the Company from implementing any proxy or ballot, or taking any action based on any proxy or ballot, that does not include the Lindner Proposal.  At a hearing on April 14, 2009, the Court denied Mr. Lindner's request for a temporary restraining order and set a hearing on his request for a preliminary injunction for April 23, 2009.

MISCELLANEOUS INFORMATION

The Lindner Proposal

The Lindner Proposal is a proposal to amend the Company's Code of Conduct for Employees to include mandatory penalties for non-compliance.  As was disclosed in the Proxy Statement, the Board's designated proxyholders have discretionary authority to vote the proxies solicited by the Company on the Lindner Proposal and intend to exercise their discretion to vote "AGAINST" the Lindner Proposal.

Voting Standards

Election of Directors.  In accordance with the Company's Amended Certificate of Incorporation, majority voting applies for election of directors, except in contested director elections. An election is contested if there are more nominees than positions on the Board to be filled at the meeting of shareholders as of the fourteenth day prior to the date on which the Company files its definitive proxy statement with the SEC.  On March 2, 2009 (fourteen days prior to the date that the Company filed the Proxy Statement with the SEC), the Company was unaware that Mr. Lindner intended to solicit proxies for his election to the Board of Directors.  Accordingly, as disclosed in the Proxy Statement, the election of directors at the 2009 Annual Meeting requires the affirmative vote of a majority of the votes cast.  Abstentions and broker non-votes are not considered as votes cast and will have no effect on the outcome of the election of directors.  Depending on the timing and extent of the solicitation by Mr. Lindner, the New York Stock Exchange may take the position that the election of directors is not a "routine" matter, in which case brokers and other nominees may not vote shares with respect to the election of directors without receiving instructions from the beneficial owner of the shares.

2

Lindner Proposal.  Adoption of the Lindner Proposal, like the other shareholder proposals that are on the Company's agenda at the Annual Meeting, requires the approval of the majority of the votes cast.  Abstentions and broker non-votes are not considered as votes cast and will have no effect on the outcome of the vote on the Lindner Proposal.

Participants in the Solicitation

Under applicable SEC regulations, members of the Board and certain officers and employees of the Company are "participants" with respect to the Company's solicitation of proxies in connection with the Annual Meeting.  Certain information concerning these "participants" is set forth in the Proxy Statement and in Annex A hereto.

Solicitation of Proxies; Expenses

As a result of Mr. Lindner's intended proxy solicitation, we will incur additional costs in connection with our solicitation of proxies.  We have retained Morrow & Co. LLC ("Morrow"), 470 West Avenue, Stamford, Connecticut 06902, to assist us in the solicitation of proxies for a fee of $17,500 plus out-of-pocket expenses.  Proxies may be solicited by mail, telephone, facsimile, telegraph, the Internet, e-mail, newspapers and other publications of general distribution and in person.  If Mr. Lindner commences an actual solicitation of proxies, Morrow expects that approximately 10 of its employees would assist in the solicitation.  Our expenses related to the solicitation of proxies from shareholders this year will exceed those normally spent for an annual meeting of shareholders.  Such additional costs are expected to aggregate to approximately $75,000 (exclusive of costs relating to Mr. Lindner's litigation described above, which costs cannot be predicted at this time).  These additional solicitation costs are expected primarily to include the increased fees of outside counsel.  To date, we have incurred substantially all of these additional solicitation costs.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on April 27, 2009

The Company's Proxy Statement, 2008 Annual Report to Shareholders and this Supplement are available at www.proxyvote.com

3

ANNEX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board of Directors, the Board's nominees, and certain officers and other employees of Company are "participants" with respect to the Company's solicitation of proxies in connection with the Annual Meeting.  The following sets forth certain information about the persons who are "participants."

Directors and Nominees

The following table sets forth the names and business addresses of the Company's directors (each of whom is also a nominee for director), as well as the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of the directors is carried on.  The principal occupations or employment of the Company's directors are set forth under the heading "Item 1—Election of Directors" in the Proxy Statement.

Name	Business Name and Address
Daniel F. Akerson	The Carlyle Group 1001 Pennsylvania Avenue, NW Suite 220 South Washington, DC 20004
Charlene Barshefsky	WilmerHale 1875 Pennsylvania Avenue, NW Washington, DC 20006
Ursula M. Burns	Xerox Corporation 100 Clinton Avenue South, 29th Floor Rochester, New York 14644
Kenneth I. Chenault	American Express Company 200 Vesey Street New York, New York 10285
Peter Chernin	News Corp. 10201 W. Pico Boulevard Building 100, Room 5080 Los Angeles, California 90035
Jan Leschly	Care Capital LLC 47 Hulfish Street, Suite 310 Princeton, New Jersey 08542
Richard C. Levin	Yale University 105 Wall Street New Haven, Connecticut 06511
Richard A. McGinn	RRE Ventures 126 East 56th Street, 21st Floor New York, New York 10021
Edward D. Miller	AXA Financial, Inc. 1290 Avenue of the Americas, 14th Floor New York, New York 10104
Steven S Reinemund	Wake Forest University Calloway School 1834 Wake Forest Road Kirby Hall, Room 207 Winston-Salem, North Carolina 27106
Robert D. Walter	The Robert D. Walter Company 330 West Spring Street, Suite 4 Columbus, Ohio 43215
Ronald A. Williams	AETNA Inc. 151 Farmington Avenue Hartford, Connecticut 06156

Certain Officers and Other Employees

The following table sets forth the name and principal occupation of the Company's officers and employees who are "participants."  The principal business address of each such person is c/o American Express Company, 200 Vesey Street, New York, New York 10285.

Name	Principal Occupation
Stephen P. Norman	Secretary and Corporate Governance Officer
Ronald C. Stovall	Senior Vice President Investor Relations
Carol V. Schwartz	Senior Assistant Secretary
W. Alex Hopwood	Vice President Investor Relations

Information Regarding Ownership of the Company's Securities by Participants

Except as described in this Annex A or in the Proxy Statement, none of the persons listed above under "Directors and Nominees" or "Certain Officers and Other Employees" owns any Company securities of record that they do not own beneficially.  The number of Company securities beneficially owned by directors as of February 27, 2009 is set forth under the heading "Ownership of Our Common Shares" in the Proxy Statement.  The number of Company securities beneficially owned by the Company's officers and employees who are "participants" as of April 12, 2009 is set forth below.

Name	Company Securities Owned
Stephen P. Norman	184,674.7329
Ronald C. Stovall	57,328.4373
Carol V. Schwartz	36,898.8041
W. Alex Hopwood	9,790.0000

Information Regarding Transactions in the Company's Securities by Participants

The following table sets forth purchases and sales of the Company's securities during the past two years by the persons listed above under "Directors and Nominees" and "Certain Officers and Other Employees."  None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Company Securities Purchased or Sold (04/12/07 through 04/12/09)

Name	Date	Number of Shares, Non-Qualified Options, RSUs, RSAs, SEUs and Units in Retirement Savings Plan Acquired or (Disposed of)	Notes
Daniel F. Akerson	4/24/2007	3,400.000	(2)
	5/10/2007	23.437	(1)
	5/10/2007	9.000	(5)
	8/10/2007	33.161	(1)
	8/10/2007	10.000	(5)
	11/9/2007	5,000.000	(4)
	11/10/2007	35.092	(1)
	11/10/2007	10.000	(5)
	12/14/2007	(1.000)	(10)
	2/10/2008	53.267	(1)
	4/28/2008	3,400.000	(2)
	5/9/2008	49.087	(1)
	8/8/2008	81.300	(1)
	11/7/2008	121.804	(1)
	2/10/2009	182.072	(1)

Name	Date	Number of Shares, Non-Qualified Options, RSUs, RSAs, SEUs and Units in Retirement Savings Plan Acquired or (Disposed of)	Notes
Charlene Barshefsky	4/24/2007	3,400.000	(2)
	5/10/2007	2.000	(5)
	5/10/2007	46.270	(1)
	6/30/2007	321.960	(3)
	8/10/2007	2.000	(5)
	8/10/2007	57.970	(1)
	9/30/2007	336.250	(3)
	11/9/2007	2.000	(5)
	11/10/2007	62.235	(1)
	12/31/2007	384.100	(3)
	2/8/2008	4.000	(5)
	2/10/2008	96.006	(1)
	3/31/2008	448.833	(3)
	4/28/2008	3,400.000	(2)
	5/9/2008	3.000	(5)
	5/9/2008	90.124	(1)
	6/30/2008	486.960	(3)
	6/30/2008	60.870	(3)
	8/8/2008	5.000	(5)
	8/8/2008	138.161	(1)
	9/30/2008	543.780	(3)
	9/30/2008	67.970	(3)
	11/7/2008	211.407	(1)
	11/10/2008	7.000	(5)
	12/31/2008	1,078.080	(3)
	12/31/2008	134.760	(3)
	2/10/2009	329.000	(1)
Ursula M. Burns	4/24/2007	3,400.000	(2)
	5/10/2007	28.935	(1)
	6/30/2007	321.960	(3)
	6/30/2007	40.250	(3)
	8/8/2007	1,000.000	(4)
	8/10/2007	39.849	(1)
	9/30/2007	336.250	(3)
	9/30/2007	42.030	(3)
	11/9/2007	2,000.000	(4)
	11/10/2007	43.170	(1)
	12/31/2007	384.100	(3)
	12/31/2007	48.010	(3)
	2/10/2008	67.260	(1)
	2/25/2008	1,000.000	(4)
	3/31/2008	448.833	(3)
	3/31/2008	56.104	(3)
	4/28/2008	3,400.000	(2)
	5/9/2008	63.840	(1)
	6/30/2008	486.960	(3)

Name	Date	Number of Shares, Non-Qualified Options, RSUs, RSAs, SEUs and Units in Retirement Savings Plan Acquired or (Disposed of)	Notes
	6/30/2008	60.870	(3)
	8/8/2008	103.440	(1)
	9/30/2008	543.780	(3)
	9/30/2008	67.970	(3)
	11/7/2008	159.388	(1)
	12/31/2008	1,078.080	(3)
	12/31/2008	134.760	(3)
	1/28/2009	4,000.000	(4)
	2/10/2009	251.244	(1)
	3/31/2009	1,458.842	(3)
	3/31/2009	182.355	(3)
Kenneth I. Chenault	4/18/2007	(415.000)	(11)
	4/23/2007	(165.000)	(11)
	4/24/2007	(165.000)	(11)
	5/15/2007	(161.000)	(11)
	5/23/2007	(4,100.000)	(10)
	5/23/2007	(20,300.000)	(10)
	5/23/2007	(23,600.000)	(10)
	5/30/2007	(390.000)	(11)
	6/21/2007	(260.000)	(11)
	6/21/2007	(3,200.000)	(11)
	6/30/2007	1,827.000	(17)
	9/6/2007	(338.000)	(11)
	9/6/2007	(6,780.000)	(11)
	9/30/2007	71.000	(17)
	11/12/2007	(180.000)	(11)
	11/30/2007	1,375,000.000	(7)
	12/7/2007	310.000	(11)
	12/7/2007	290.000	(11)
	12/7/2007	(290.000)	(11)
	12/7/2007	(310.000)	(11)
	12/31/2007	112.000	(17)
	1/24/2008	5,462.000	(14)
	1/24/2008	4,916.000	(14)
	1/25/2008	35,818.000	(14)
	1/28/2008	(1,662.000)	(16)
	1/28/2008	(1,847.000)	(16)
	1/28/2008	(14,596.000)	(16)
	1/31/2008	1,375,000.000	(7)
	1/31/2008	625,000.000	(8)
	1/31/2008	122,124.000	(13)
	1/31/2008	71,748.000	(15)
	2/19/2008	202,423.000	(6)
	2/19/2008	198,805.000	(6)
	2/19/2008	(168,341.000)	(16)
	2/19/2008	(168,903.000)	(16)

Name	Date	Number of Shares, Non-Qualified Options, RSUs, RSAs, SEUs and Units in Retirement Savings Plan Acquired or (Disposed of)	Notes
	3/31/2008	167.000	(17)
	6/30/2008	156.000	(17)
	9/30/2008	96.000	(17)
	12/31/2008	304.000	(17)
	1/23/2009	57,842.000	(14)
	1/23/2009	(19,551.000)	(16)
	1/24/2009	5,462.000	(14)
	1/24/2009	4,916.000	(14)
	1/24/2009	(1,662.000)	(16)
	1/24/2009	(2,113.000)	(16)
	1/29/2009	1,196,888.000	(8)
	1/31/2009	71,748.000	(14)
	1/31/2009	(31,426.000)	(16)
	2/21/2009	(357,838.000)	(9)
	3/31/2009	452.000	(17)
Peter Chernin	4/24/2007	3,400.000	(2)
	5/10/2007	8.195	(1)
	8/10/2007	17.140	(1)
	11/10/2007	18.138	(1)
	12/7/2007	3,500.000	(4)
	2/10/2008	27.532	(1)
	4/28/2008	3,400.000	(2)
	5/9/2008	25.372	(1)
	8/8/2008	49.974	(1)
	11/7/2008	74.870	(1)
	2/10/2009	111.915	(1)
Jan Leschly	4/24/2007	3,400.000	(2)
	5/10/2007	23.437	(1)
	8/8/2007	32,000.000	(4)
	8/10/2007	33.161	(1)
	11/10/2007	35.092	(1)
	2/10/2008	53.267	(1)
	4/25/2008	3,427.000	(6)
	4/25/2008	(2,185.000)	(16)
	4/28/2008	3,400.000	(2)
	5/9/2008	49.087	(1)
	8/8/2008	81.300	(1)
	11/7/2008	121.804	(1)
	2/10/2009	182.072	(1)
Richard C. Levin	4/24/2007	3,400.000	(2)
	8/10/2007	8.526	(1)
	11/10/2007	9.022	(1)
	2/10/2008	13.695	(1)
	4/28/2008	3,400.000	(2)
	5/9/2008	12.620	(1)
	8/8/2008	33.129	(1)
	11/7/2008	49.633	(1)
	2/10/2009	74.192	(1)

Name	Date	Number of Shares, Non-Qualified Options, RSUs, RSAs, SEUs and Units in Retirement Savings Plan Acquired or (Disposed of)	Notes
Richard A. McGinn	4/24/2007	3,400.000	(2)
	5/10/2007	23.437	(1)
	8/10/2007	33.161	(1)
	9/5/2007	900.000	(4)
	9/5/2007	100.000	(4)
	11/10/2007	35.092	(1)
	12/12/2007	1,000.000	(4)
	2/10/2008	53.267	(1)
	4/28/2008	3,400.000	(2)
	5/9/2008	49.087	(1)
	8/8/2008	81.300	(1)
	11/7/2008	121.804	(1)
	2/10/2009	182.072	(1)
Edward D. Miller	4/24/2007	3,400.000	(2)
	5/10/2007	31.833	(1)
	6/30/2007	321.960	(3)
	6/30/2007	20.120	(3)
	8/10/2007	42.845	(1)
	9/30/2007	336.250	(3)
	9/30/2007	21.020	(3)
	11/10/2007	46.285	(1)
	12/31/2007	384.100	(3)
	12/31/2007	24.010	(3)
	2/10/2008	71.892	(1)
	3/31/2008	448.833	(3)
	3/31/2008	28.052	(3)
	4/28/2008	3,400.000	(2)
	5/9/2008	68.005	(1)
	6/30/2008	486.960	(3)
	6/30/2008	30.440	(3)
	8/8/2008	108.795	(1)
	9/30/2008	543.780	(3)
	9/30/2008	33.990	(3)
	11/7/2008	167.166	(1)
	12/31/2008	1,078.080	(3)
	12/31/2008	67.380	(3)
	2/10/2009	262.148	(1)
	3/31/2009	1,458.842	(3)
	3/31/2009	91.178	(3)
Steven S Reinemund	4/24/2007	3,400.000	(2)
	8/10/2007	8.526	(1)
	11/10/2007	9.022	(1)
	11/12/2007	5,000.000	(4)
	2/10/2008	13.695	(1)
	2/21/2008	10,000.000	(4)
	4/28/2008	3,400.000	(2)

Name	Date	Number of Shares, Non-Qualified Options, RSUs, RSAs, SEUs and Units in Retirement Savings Plan Acquired or (Disposed of)	Notes
	5/9/2008	12.620	(1)
	8/8/2008	33.129	(1)
	11/7/2008	49.633	(1)
	2/10/2009	74.192	(1)
Robert D. Walter	4/24/2007	20,000.000	(4)
	4/24/2007	3,400.000	(2)
	5/10/2007	41.517	(1)
	8/8/2007	30,000.000	(4)
	8/10/2007	52.167	(1)
	11/10/2007	55.204	(1)
	1/28/2008	50,000.000	(4)
	2/10/2008	83.795	(1)
	4/28/2008	3,400.000	(2)
	5/9/2008	77.220	(1)
	8/8/2008	118.463	(1)
	11/7/2008	177.481	(1)
	2/10/2009	265.297	(1)
Ronald A. Williams	4/24/2007	3,400.000	(2)
	5/10/2007	0.422	(1)
	6/30/2007	160.980	(3)
	6/30/2007	20.120	(3)
	8/10/2007	9.424	(1)
	9/30/2007	168.130	(3)
	9/30/2007	21.020	(3)
	11/10/2007	10.473	(1)
	12/31/2007	192.050	(3)
	2/7/2008	5,500.000	(4)
	2/10/2008	16.763	(1)
	3/31/2008	448.830	(3)
	3/31/2008	56.104	(3)
	4/28/2008	3,400.000	(2)
	5/9/2008	17.305	(1)
	6/30/2008	486.960	(3)
	6/30/2008	60.870	(3)
	8/8/2008	41.969	(1)
	9/30/2008	543.780	(3)
	9/30/2008	67.970	(3)
	11/7/2008	67.293	(1)
	12/31/2008	1,078.080	(3)
	2/10/2009	113.580	(1)
	2/18/2009	20,000.000	(4)
	3/31/2009	1,458.840	(3)
	3/31/2009	182.355	(3)
Stephen P. Norman	5/10/2007	67.4602	(5)
	5/15/2007	(2,100.000)	(10)

Name	Date	Number of Shares, Non-Qualified Options, RSUs, RSAs, SEUs and Units in Retirement Savings Plan Acquired or (Disposed of)	Notes
	5/16/2007	(1,309.000)	(10)
	6/30/2007	217.000	(17)
	8/10/2007	71.4480	(5)
	9/30/2007	142.000	(17)
	11/9/2007	74.2167	(5)
	12/31/2007	212.000	(17)
	1/31/2008	20,000.000	(8)
	2/8/2008	113.4537	(5)
	2/22/2008	(14,148.000)	(9)
	3/31/2008	260.000	(17)
	5/9/2008	67.4476	(5)
	6/30/2008	282.000	(17)
	8/8/2008	91.7163	(5)
	9/30/2008	110.000	(17)
	11/10/2008	62.3593	(5)
	12/31/2008	670.000	(17)
	2/10/2009	15.5102	(5)
	2/21/2009	(21,591.000)	(9)
	3/3/2009	(2,700.000)	(10)
	3/6/2009	(50,000.000)	(10)
	3/31/2009	836.000	(17)
Ronald C. Stovall	5/11/2007	0.021	(5)
	6/30/2007	12.000	(17)
	8/13/2007	0.0216	(5)
	9/30/2007	12.000	(17)
	11/12/2007	0.0237	(5)
	12/31/2007	5.000	(17)
	1/23/2008	688.000	(14)
	1/23/2008	(303.000)	(16)
	1/24/2008	678.000	(14)
	1/24/2008	(299.000)	(16)
	1/25/2008	750.000	(14)
	1/25/2008	(297.000)	(16)
	1/31/2008	24,000.000	(8)
	2/11/2008	0.036	(5)
	3/31/2008	6.000	(17)
	5/12/2008	0.0323	(5)
	6/30/2008	7.000	(17)
	8/11/2008	0.0424	(5)
	9/30/2008	6.000	(17)
	12/31/2008	20.000	(17)
	1/23/2009	687.000	(14)
	1/23/2009	(275.000)	(16)
	1/24/2009	679.000	(14)
	1/24/2009	(272.000)	(16)
	1/25/2009	750.000	(14)
	1/25/2009	(300.000)	(16)
	1/29/2009	22,741.000	(8)
	1/29/2009	5,686.000	(12)

Name	Date	Number of Shares, Non-Qualified Options, RSUs, RSAs, SEUs and Units in Retirement Savings Plan Acquired or (Disposed of)	Notes
	2/21/2009	(12,433.000)	(9)
	3/31/2009	22.000	(17)
Carol V. Schwartz	4/23/2007	(18,448.000)	(10)
	6/30/2007	(1,412.000)	(17)
	9/30/2007	8.000	(17)
	1/23/2008	250.000	(14)
	1/23/2008	(110.000)	(16)
	1/24/2008	273.000	(14)
	1/24/2008	(121.000)	(16)
	1/25/2008	219.000	(14)
	1/25/2008	(97.000)	(16)
	1/26/2008	353.000	(14)
	1/26/2008	(156.000)	(16)
	1/31/2008	1,017.000	(12)
	2/7/2008	5,655.000	(6)
	2/7/2008	(4,089.000)	(16)
	1/23/2009	249.000	(14)
	1/23/2009	(110.000)	(16)
	1/24/2009	274.000	(14)
	1/25/2009	219.000	(14)
	1/26/2009	(97.000)	(16)
	1/26/2009	(121.000)	(16)
	1/29/2009	3,157.000	(12)
	1/31/2009	254.000	(14)
	2/2/2009	(112.000)	(16)
	2/21/2009	(8,225.000)	(9)
W. Alex Hopwood	4/30/2007	514.000	(6)
	4/30/2007	257.000	(6)
	4/30/2007	223.000	(6)
	4/30/2007	(994.000)	(10)
	5/9/2007	514.000	(6)
	5/9/2007	257.000	(6)
	5/9/2007	223.0000	(6)
	5/9/2007	(994.000)	(10)
	1/23/2008	239.000	(14)
	1/23/2008	(96.000)	(16)
	1/24/2008	240.000	(14)
	1/24/2008	(96.000)	(16)
	1/25/2008	259.000	(14)
	1/25/2008	(104.000)	(16)
	1/26/2008	215.000	(14)

Name	Date	Number of Shares, Non-Qualified Options, RSUs, RSAs, SEUs and Units in Retirement Savings Plan Acquired or (Disposed of)	Notes
	1/26/2008	(86.000)	(16)
	1/31/2008	5,000.000	(8)
	2/20/2008	(571.000)	(10)
	1/23/2009	239.000	(14)
	1/23/2009	(96.000)	(16)
	1/24/2009	241.000	(14)
	1/25/2009	260.000	(14)
	1/26/2009	(97.000)	(16)
	1/26/2009	(104.000)	(16)
	1/29/2009	13,166.000	(8)
	1/29/2009	3,292.000	(18)

(1)	Share Equivalent Units acquired through dividend reinvestment.
(2)	Grant of Share Equivalent Units.
(3)	Grant of Share Equivalent Units in lieu of cash payment of directors' fees.
(4)	Open market acquisition.
(5)	Shares acquired through dividend reinvestment.
(6)	Exercise of Non-Qualified Options.
(7)	Grant of performance-based Non-Qualified Options.
(8)	Grant of Non-Qualified Options.
(9)	Cancellation of Non-Qualified Options upon lapse.
(10)	Open market sale.
(11)	Gift of shares.
(12)	Grant of Restricted Stock Units.
(13)	Grant of performance-based Restricted Stock Units.
(14)	Vesting of Restricted Stock Award.
(15)	Grant of performance-based Restricted Stock Award.
(16)	Shares withheld as payment of taxes or costs upon conversion, vesting or exercise of Restricted Stock Units, Restricted Stock Awards or Non-Qualified Options.
(17)	Represents estimated quarterly increase (decrease) of shares held in the participant's Retirement Savings Plan.
(18)	Grant of Restricted Stock Award.

Miscellaneous Information Concerning Participants

Except as described in this Annex A or in the Proxy Statement, neither any participant nor any of their respective associates or affiliates (together, the "Participant Affiliates") is either a party to any transaction or series of transactions since January 1, 2008 or has knowledge of any current proposed transaction or series of proposed transactions (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000 and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest.  Furthermore, except as described in this Annex A or in the Proxy Statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and (b) no participant owns any securities of the Company of record but not beneficially.

Except as described in this Annex A or in the Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.

Except as described in this Annex A or in the Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since January 1, 2008 with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Annex A or in the Proxy Statement, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.